UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07143

T. Rowe Price Equity Series, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1. Report to Shareholders

Blue Chip Growth Portfolio	December 31, 2015

Highlights

●	Large-cap growth stocks outperformed the broad market, as measured by the S&P 500 Index, for the six months and for the year ended December 31, 2015.
●	The Blue Chip Growth Portfolio returned 11.05% for the 12-month period and outpaced the benchmark S&P 500 Index, its Lipper peer group, and the style-specific Russell 1000 Growth Index.
●

The portfolio’s performance benefited from strong gains in our consumer discretionary, information technology, and health care holdings, but positions in the financials, industrials and business services, and energy sectors hurt our returns.

●	We believe that many high-quality, large-cap growth companies could perform well even if global economic growth remains inconsistent.

The views and opinions in this report were current as of December 31, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Blue Chip Growth Portfolio

Dear Investor

Despite strong fourth-quarter performance, the broad market produced minimal gains for the second half and the year ended December 31, 2015. However, growth stocks performed better than both value stocks and the S&P 500 Index throughout 2015. Our results for the last six months and the full year exceeded all of the relevant broad market benchmarks by substantial margins. Several of our large holdings in the consumer discretionary, health care, and information technology sectors generated strong contributions.

Performance Review

The Blue Chip Growth Portfolio returned 4.40% for the last six months and 11.05% for the year ended December 31, 2015, outperforming the benchmark S&P 500 Index; the Lipper peer group; and the Russell large-cap, growth-specific index. As shown in the Growth of $10,000 chart on page 9, the portfolio has outpaced the S&P 500 and its Lipper peer group by a significant margin over the last 10 years. (Returns for the Portfolio–II Class varied slightly, reflecting its different fee structure, cash flows, and other factors.)

Your portfolio continued to compare favorably with its competitors over the long term. Lipper ranked the Blue Chip Growth Portfolio in the top decile of its variable annuity underlying large-cap growth funds universe for the 1-, 3-, 5-, and 10-year periods ended December 31, 2015. (Based on cumulative total return, Lipper ranked the Blue Chip Growth Portfolio 23 of 229, 18 of 226, 10 of 214, and 17 of 171 portfolios for the 1-, 3-, 5-, and 10-year periods ended December 31, 2015, respectively. Past performance cannot guarantee future results.)

Recent volatility in global financial markets reinforces the view that many of the challenges that have concerned investors have not been resolved. Despite a year of solid U.S. employment gains and signs of improvement in jobs growth in several developed markets, investors have remained concerned about the breadth and sustainability of global economic growth. The sharp decline in oil and other commodity prices has helped consumers, but it has created stress for energy producers and related industries.

Rising concern about growth in several sectors, particularly in energy and commodities, led to steep losses in the high yield bond market. Energy is the largest component of the domestic high yield market. The decline in the high yield market is noteworthy because it has sometimes presaged broader economic slowdowns. Stress in debt markets and widening credit spreads generally result in tighter credit conditions, which can also contribute to additional economic weakness.

China’s economy has slowed. Some of the weakness has been the result of a deliberate effort to transition from a manufacturing- and export-based economy to one that emphasizes services and domestic consumption. However, the transition cannot be managed seamlessly and has led to dislocation in certain areas of the global economy. Efforts by the Chinese government to orchestrate a controlled revaluation of the Chinese yuan have not gone smoothly, and its efforts to dampen stock market volatility have not been particularly successful.

Geopolitical risks have become so substantial that they now constitute an important risk factor for global financial markets. The large and tragic terrorist actions in Paris underscore that terrorism and the responses to it can create significant economic disruption, in addition to the regrettable loss of life and property damage. ISIS actions in Syria and throughout the Middle East as well as recent tension between Iran and Saudi Arabia also are indicative of an especially unsettled time—even for an area that has experienced substantial turmoil over many decades.

We recognize that global growth could be inconsistent, the chance of a recession has increased modestly, and geopolitical tensions have rarely seemed more vexing. However, there are reasons to be constructive and even optimistic. There are unmistakable signs of improvement in several sectors of the U.S. economy, and durable growth companies could also generate strong profitability. A backdrop of slow but sustained growth can be supportive for these types of stocks and the overall market. The market’s recent declines, a subdued interest rate environment, and improving corporate profits could offset various risks and drive positive stock performance.

Market Environment

The U.S. economy continued to grow, with housing, auto, and retail sales supporting a recovery that appears to be slow but sustainable. Job creation has also shown notable improvement, with 221,000 nonfarm payroll jobs being created on average every month for the past year. Unfortunately, the labor force participation rate is near an all-time low, and the growth in average hourly earnings has been tepid although the trend is improving. There has been stronger wage growth in certain industries, and there are enough signs of economic improvement that the Federal Reserve increased short-term interest rates in December. Recent weakness in manufacturing data and the continued deflationary effect of low oil and other commodity prices probably means that additional rate increases will be limited in 2016.

The U.S. economy is on sounder footing than the economies of many other developed countries, including most European nations. Although European economies appeared to be showing broad improvement, the latest flare-up in the debt markets as well as repercussions from the Paris terrorist attacks could dampen progress. China’s growth could continue to slow or remain inconsistent given stock market and foreign exchange volatility. Brazil, Russia, and several other resource-exporting emerging markets economies are struggling with inconsistent growth and must be carefully monitored as their size and influence on the global economy is noteworthy.

Unfortunately, geopolitical risks are probably as great as we have seen in the last few decades. Egypt; Syria; Turkey; and also countries in the Western Hemisphere, such as Brazil, have experienced a notable amount of internal strife, and there have been a number of terrorist actions in the last several months, including mass murders in several developed countries.

It is also worth noting that 2016 is an election year, and the pursuit of the White House is likely to be quite vigorous. The two major parties have different views on several issues that could have far-reaching effects on several industries, such as health care. If the Republicans are able to win the presidency and control the executive branch and both houses of Congress, it, perhaps, could lead to more significant changes. However, both parties appear to be favoring candidates with forceful agendas that could create greater opportunity, but also risk for various industries.

While recognizing the many challenges facing investors, we believe there are several powerful positives and solid appreciation potential for many stocks. Solid revenue growth; improved efficiency and margins; and, ultimately, robust corporate earnings are being generated despite subdued capital expenditures. As overall demand improves, corporate earnings could be quite vibrant. Many companies have free cash flow yields approaching 10%, which is very favorable relative to the yield on 10-year Treasury notes. Also, companies are repurchasing their shares consistently, leading to a rare decline in the net overall amount of shares outstanding in the market. However, some stocks have performed well, and we want to be clear that the opportunity for continued gains is necessarily less substantial for selected stocks at current price levels.

Portfolio Review

Although we had some large detractors in the consumer discretionary, information technology, and industrials and business services sectors, our holdings in these areas performed well and produced a substantial portion of our gains for the year.

In the consumer discretionary area, our large position in Amazon.com was the portfolio’s top performer in the second half and for the year by a large margin. The company is investing heavily in a number of areas, and its profitability has been lackluster. Fortunately, third-party sales and Amazon Web Services (AWS provides cloud processing services for other companies) generate above-average profit margins. These businesses have grown rapidly and have propelled a significant recovery in gross margin. The company also provided greater disclosure for AWS, demonstrating that this business is far more profitable than many had previously believed. Our longtime holding in Priceline, a leading online travel services provider, continued to generate solid earnings and free cash flow growth and performed well. Netflix was also a top contributor. The company has grown its domestic and international subscriber base at a rapid pace. Its strategy of providing more original content appears to be driving new subscriber growth while also limiting subscriber turnover. Our recent research revealed that the company has some important skills and advantages in licensing content directly with entertainers and other content providers. Additionally, Netflix just announced an accelerated rollout of products in 130 countries. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Home improvement retailing giants Home Depot and Lowe’s produced notable contributions to performance as an ongoing housing recovery and improved merchandising and operational efficiencies drove strong profit growth. Starbucks continued to be a solid performer as its food offerings, fruit juices, and teas appear to be gaining traction. It has also opened Reserve Roastery & Tasting Rooms that offer premium blends and a tasting room experience that seems to resonate with coffee aficionados. Recent visits to its headquarters provide evidence of impressive management depth and product innovation. O’Reilly Automotive is a high-quality auto parts retailer with a reputation for outstanding service. This longtime holding continued to generate strong revenue and earnings growth and returns. It has been actively repurchasing large amounts of stock. The auto parts retailing industry produced solid gains for the portfolio, and AutoZone also generated strong performance.

Nike bucked the trend of slowing growth that some consumer products companies have experienced. Its product innovations and future order patterns in the last several quarters have been impressive. Management has controlled costs well, and the resultant earnings gains drove the stock higher. Royal Caribbean Cruises and Norwegian Cruise Line Holdings are benefiting from larger ships, newer fleets, and improved capacity planning. As the cruise line operators expand into new markets, such as China, ships have been redeployed from other areas. This has helped improve overall profit margins, earnings growth, and stock performance. A variety of high-quality retailing companies that we have held for several years also produced solid appreciation. Ross Stores; Costco Wholesale; and L Brands, which operates Victoria’s Secret and Bath & Body Works, have produced consistent comparable-store sales, earnings growth, and share price gains.

In the technology area, Alphabet (formerly Google) was our largest contributor in the past six months and for the year. The company’s search and advertising businesses are thriving, and YouTube is experiencing exceptionally strong growth in viewing time and sharply improving profitability as increased advertising is being used to monetize that business. The company has hired a new chief financial officer who appears to be taking a disciplined approach in expense management and capital allocation. Alphabet’s holding company structure has improved its financial disclosure and transparency. The company’s core operations are reported separately from its new ventures, which are generally producing losses that now can be isolated by investors. Facebook, another top contributor for the past six and 12 months, rallied as investors began to appreciate how well the company’s advertising products, video strategy, and Instagram photo sharing are being received. Its investment in WhatsApp and Messenger provide solid positioning in the messaging market, which is growing in popularity. Facebook just launched the Oculus virtual reality product at $599, which is a more favorable price point for profitability than the preliminary estimates.

Our growing confidence in the new management team and improved product positioning at Microsoft prompted us to aggressively add to our holding—our largest portfolio addition in the first and second half of the year—the stock rallied at year-end, and we were rewarded with solid gains. Satya Nadella has shown good strategic vision and decisiveness in his new role as chief executive officer, and the company seems to have recast its product offerings to be better positioned for growth in cloud computing. Salesforce.com is a leading cloud-based software and services provider with operations that support sales, services, marketing, and analytics activities for clients. The company has been a holding for several years and continued to perform well. ServiceNow, a leading provider of cloud-based platform-as-a-service offerings to business enterprises, continued to expand its presence outside the traditional technology services area. The company is generating solid improvement in profitability and free cash flow and has outperformed many other cloud-based software and services companies. Our patience with LinkedIn has begun to pay off, as the company recovered from a modest stumble earlier in the year in the talent solutions business. The company is the leader in online job search and talent development offerings. Our longtime holdings in credit card processing giants MasterCard and Visa also generated substantial gains. Fiserv, a leading processing solutions provider to businesses and banks, has generated consistent earnings growth for decades, and in 2015, it again generated strong stock performance.

Following a subpar first half of the year, industrials and business services was our third-largest sector contributor to second-half performance. Danaher has been a significant holding and generally a standout performer since the portfolio’s inception. The company’s acquisition of Pall, a high-quality filtration solutions provider, and the concurrent decision to split itself into two publicly traded companies (expected to be done later in 2016) has been well received by the market. With leading positions in several health care, industrial, water treatment, and process control businesses, Danaher should be able to perform relatively well in most economic scenarios. Roper Technologies also generates free cash flow as a percentage of net income that is among the strongest in the industrials and business services sector and produced solid stock gains in the back half of the year. Boeing and American Airlines have been controversial stocks, but in both cases, our analyst’s strong belief that earnings and free cash flow would be quite strong and drive stock performance has generally been correct.

Valeant Pharmaceuticals International was the largest second-half performance detractor. It is perhaps noteworthy that the company was a significant contributor to performance in the first half of 2015 and in earlier periods. The company has grown through acquisitions, and its purchase of Bausch + Lomb has proven to be particularly accretive to earnings. Valeant’s stock was clobbered first by concerns that the company had increased the prices of some acquired drugs by exorbitant amounts, and then by assertions that it had used a specialty pharmaceutical distributor to improperly inflate sales and profits. There is certainly political sensitivity surrounding drug pricing, and it is true that the prices of certain products were increased substantially. The assertions (made by a short-selling firm) about using a distributor to improperly inflate sales and profits have so far appeared to be without merit, and the stock has experienced a modest recovery. The company has discontinued its relationship with the specialty distributor, signed an important distribution agreement with Walgreens, pledged to reduce prices on a large number of products, earmarked cash flow for debt reduction, and reissued earnings guidance that has been reduced only moderately. We are mindful of the significant debt load the company is carrying and the possibility that other problems could emerge. The temptation in very controversial situations like this is to sell—we did trim some stock before we were able to get better information regarding the key risks—and it is often the right course of action. Nonetheless, we believe that the Bausch + Lomb and its Salix Pharmaceuticals division, which makes gastrointestinal products, alone justify a significant portion of the current stock price. If our assessment of the company’s earnings power is even approximately correct, the upside for the stock could be substantial.

Health care has become a more controversial area due to concerns about drug pricing. Perhaps because the sector has performed so well for the past five years, it is also susceptible to profit taking. Biotech stocks have been particularly volatile, and our positions in Biogen and Gilead Sciences performed inconsistently and posted second-half losses. Biogen was hurt by slowing sales of its key multiple sclerosis drug, Tecfidera, leading us to reduce our position size moderately. However, Biogen is now trading at a valuation that we think is attractive, and it should receive clinical data on several important pipeline products in the next year, including a treatment for Alzheimer’s. In the interim, this well-managed company has been disciplined in controlling expenses, developing new early-stage products internally, and studying various external product and company acquisition candidates. In a similar way, Gilead’s hepatitis C remedies Harvoni and Sovaldi have been so successful that the company now trades at less than eight times forward earnings estimates. Gilead has been disciplined in using its cash flow windfall to acquire products or companies that would allow it to continue growing several years out when the hepatitis products sales taper. We understand the market’s impatience and the uncertainty surrounding potential acquisitions, and we are closely monitoring any actions the company takes. However, management has shown extraordinary skill and foresight in the past.

Leading drug distributor McKesson struggled as generic price inflation has slowed and because it lost several large contracts. Some of the lost business was due to mergers or acquisitions or a change in strategic direction by the customer. For example, Rite Aid is being acquired by Walgreens and Omnicare is being acquired by CVS Health. McKesson released disappointing guidance as a result of these factors, but the guidance does not fully reflect the favorable impact of efficiency improvements and possible increased share repurchases. Management also believes that it can attract new customers—Albertson’s supermarkets, for example. We believe that the stock currently trades at an attractive valuation and intend to maintain a significant position in the company. However, we will trim our large position if we uncover more compelling ideas in the controversial health care industry.

Strategy

Additions to existing holdings such as Microsoft, Amazon, Google (now Alphabet), Bristol-Myers Squibb, Facebook, Danaher, Priceline, Vertex Pharmaceuticals, Allergan, and UnitedHealth Group were significant enough to be included among our largest purchases for the past six months. There were two eliminations large enough to be included in the top 10 sales for the second half of 2015. We sold Precision Castparts after news that it was being acquired by Warren Buffett’s Berkshire Hathaway at a modest premium. We also eliminated EQT because of our expectations for a protracted period of natural gas oversupply and depressed pricing. In addition to being a quality natural gas producer, EQT possesses valuable midstream (gathering and transmission) assets. We would generally not let short-term price fluctuations dictate our stance on an energy holding. However, we believe that natural gas prices are likely to remain lower for longer (several years) than the market’s consensus estimates.

Outlook

The market got off to a rocky start in 2016. It seems that certain risks have either intensified or have been supplemented by a new set of challenges. Although this is often the nature of investing, uncertainty and risk have risen regarding disruptive foreign currency fluctuations and slowing economic growth, particularly in China. The energy and commodity complex is under significant stress, and some respected economists also believe the chance of a recession or more significant slowdown has increased. Terrorism is a factor that could have a more frequent and significant injurious effect on global markets. Given the appreciation of some stocks, we think the valuations of some companies are no longer attractive. However, after the early 2016 pullback, valuation is perhaps not as much of a limiting factor to stock gains.

Although recent employment reports in the U.S. generally have been encouraging, tepid economic growth, a relatively high level of unemployment, and lackluster income growth in many developed countries represent key concerns. Regrettably, growth has slowed in several emerging economies, and the recent slowing in China and, particularly, in Brazil are noteworthy given their size and importance in the global growth equation. While we have seen improvement in budget deficits and growth in Europe and the U.S., structural reform and spending reductions are almost certainly necessary. In addition to these fiscal actions, many central banks will eventually tighten the accommodative monetary policy they are currently pursuing. However, the latest data and developments suggest that the Federal Reserve could be quite restrained in increasing interest rates.

We would also be quick to acknowledge that policymaking to address all of these situations is complex, risky, and unlikely to yield results that are unequivocally favorable. Said another way, all of the solutions have costs and, perhaps, unintended consequences. One unintended and undesirable side effect could be a sharp or persistent rise in inflation. However, we must acknowledge that gold and energy prices would support the view that inflation is not a major problem at this juncture. There are other complicating factors that may weigh on markets for some time. Aside from the rising risk posed by terrorism, longstanding but intensifying unrest in the Middle East could affect general global stability, and we also have taken note of the major protests and unrest that have occurred in Brazil. Cyberattacks represent an evolving challenge for businesses and possibly financial markets, whether they are pursued by governments or terrorists. A possible downgrade of U.S. government debt, instability in the dollar or other major currencies, and a sharp increase in interest rates constitute threats that must be carefully monitored. For these reasons (and several others), we regard the current environment as having more complexity and risk than are typical.

On balance, we remain constructive on the long-term performance of stocks. While the challenges we have outlined will certainly require time to resolve and will test the patience of policymakers and investors, corporate earnings at selected companies could continue to impress, interest rates and inflation should remain at acceptable levels, and the valuations of many high-quality companies are reasonable.

Despite the uncertainty surrounding how effective fiscal and monetary actions will be in addressing various risks, there are several things working in our favor:

1. Stocks historically have performed quite well following a lackluster period of performance. Essentially, we have experienced two very major bear markets since 2000.

2. Recent market strength over the past few years does temper the amount of potential appreciation. However, given the recent correction, the valuations of stocks are attractive, especially in relation to the very low level of interest rates. The spread between the earnings yield on stocks and the 10-year Treasury rate is attractive in any historical context. The free cash flow yield of many companies exceeds 10% and implies very attractive valuations, especially in the context of 10-year Treasury note yields of approximately 2.2%.

3. We believe that the high-quality, consistent-growth companies that we seek to purchase are especially attractive and could conceivably do well even if the economy only experiences modest growth. Stringent expense management could also support rapid earnings growth if revenues begin to accelerate.

4. Many large-cap growth companies have strong balance sheets with record amounts of cash and strong capitalization. This should allow them to opportunistically invest in new products or businesses or make acquisitions as change creates dislocation.

5. Many of our holdings generate significant free cash flow. Shareholder-oriented management can use this cash to pay dividends, repurchase shares, or make value-added acquisitions.

We continue to strive to enhance returns in a difficult environment by investing in quality companies with durable, sustainable earnings and cash flow growth. We appreciate your continued confidence in this endeavor.

Respectfully submitted,

Larry J. Puglia
President and chairman of the Investment Advisory Committee

January 12, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing its investment program.

Risks of Stock Investing

The portfolio’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a portfolio may prove incorrect, resulting in losses or poor performance even in rising markets. Growth stocks can be volatile because these companies usually invest a high portion of earnings in their businesses, and earnings disappointments often lead to sharply falling prices. The value approach carries the risk that a security’s intrinsic value may not be recognized for a long time or that the stock may actually be appropriately priced.

Glossary

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper averages: The average of all portfolios in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value, i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 1000 Growth Index: Market capitalization-weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecast growth values.

Russell 1000 Index: A market capitalization-weighted index that tracks the performance of the 1,000 largest U.S. companies.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Blue Chip Growth Portfolio

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the portfolio over the past 10 fiscal year periods or since inception (for portfolios lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from portfolio returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. Please note that the fund has two classes of shares: the original share class and II Class. II Class shares are sold through financial intermediaries, which are compensated for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Blue Chip Growth Portfolio

The accompanying notes are an integral part of these financial statements.

Financial Highlights
T. Rowe Price Blue Chip Growth Portfolio

Blue Chip Growth-II Class

	For a share outstanding throughout each period				
	Year Ended 12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
NET ASSET VALUE					
Beginning of period	$ 20.19	$ 18.55	$ 13.17	$ 11.17	$ 11.02
Investment activities					
Net investment income (loss) (1)	(0.08)	(0.08)	(0.05)	–	(0.02)
Net realized and unrealized gain / loss	2.26	1.72	5.43	2.00	0.17
Total from investment activities	2.18	1.64	5.38	2.00	0.15
NET ASSET VALUE					
End of period	**$ 22.37**	**$ 20.19**	**$ 18.55**	**$ 13.17**	**$ 11.17**
Ratios/Supplemental Data					
Total return(2)	**10.80%**	**8.84%**	**40.85%**	**17.91%**	**1.36%**
Ratio of total expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment loss to average net assets	(0.37)%	(0.40)%	(0.32)%	(0.01)%	(0.22)%
Portfolio turnover rate	31.4%	33.6%	37.6%	22.2%	40.4%
Net assets, end of period (in thousands)	$ 293,023	$ 216,261	$ 209,689	$ 152,911	$ 103,303

(1) Per share amounts calculated using average shares outstanding method.
(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Blue Chip Growth Portfolio
December 31, 2015

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2015. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/15	Value 12/31/14
T. Rowe Price Reserve Investment Fund	¤	¤	$ 5	$ 10,990	$ 2,547
T. Rowe Price Short-Term Reserve Fund	¤	¤	–^	12	–
Totals			$ 5	$ 11,002	$ 2,547

¤Purchase and sale information not shown for cash management funds.
^Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 3.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 11,002
Dividend income	5
Interest income	-
Investment income	$ 5
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Blue Chip Growth Portfolio
December 31, 2015
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $563,752)	$	829,489
Receivable for shares sold		8,627
Receivable for investment securities sold		1,058
Dividends receivable		379
Other assets		10
Total assets		839,563
Liabilities		
Payable for shares redeemed		7,425
Payable for investment securities purchased		6,996
Investment management and administrative fees payable		692
Obligation to return securities lending collateral		12
Total liabilities		15,125
NET ASSETS	**$**	**824,438**
Net Assets Consist of:		
Accumulated undistributed net realized loss	$	(25,215)
Net unrealized gain		265,737
Paid-in capital applicable to 36,201,328 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		583,916
NET ASSETS	**$**	**824,438**
NET ASSET VALUE PER SHARE		
Blue Chip Growth Class **($531,414,724 / 23,099,476 shares outstanding)**	**$**	**23.01**
Blue Chip Growth - II Class **($293,023,303 / 13,101,852 shares outstanding)**	**$**	**22.37**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Blue Chip Growth Portfolio
($000s)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Blue Chip Growth Portfolio
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Blue Chip Growth Portfolio
December 31, 2015

T. Rowe Price Equity Series, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Blue Chip Growth Portfolio (the fund) is a diversified, open-end management investment company established by the corporation. Shares of the fund currently are offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The fund seeks to provide long-term capital growth. Income is a secondary objective. The fund has two classes of shares: the Blue Chip Growth Portfolio original share class (Blue Chip Growth Class), offered since December 29, 2000, and the Blue Chip Growth Portfolio–II (Blue Chip Growth–II Class), offered since April 30, 2002. Blue Chip Growth–II Class shares are sold through financial intermediaries, which it compensates for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Investment income, investment management and administrative expense, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Blue Chip Growth–II Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $6,000 for the year ended December 31, 2015.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2015:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2015.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2015, the value of loaned securities was $11,000; the value of cash collateral and related investments was $12,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $380,403,000 and $209,077,000, respectively, for the year ended December 31, 2015.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to the current net operating loss. For the year ended December 31, 2015, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

There were no distributions in the years ended December 31, 2015 and December 31, 2014. At December 31, 2015, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. During the year ended December 31, 2015, the fund utilized $20,121,000 of capital loss carryforwards. The fund’s available capital loss carryforwards as of December 31, 2015, all expire in fiscal 2017.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.85% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Equity Series, Inc. and
Shareholders of T. Rowe Price Blue Chip Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Blue Chip Growth Portfolio (one of the portfolios comprising T. Rowe Price Equity Series, Inc., hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2016

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Portfolio’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D. (1944) 2009 [181]	President and Trustee, Salk Institute for Biological Studies (2009 to present); Director, BioMed Realty Trust (2013 to present); Director, Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)

Anthony W. Deering (1945) 2001 [181]	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Brixmor Real Estate Investment Trust (2012 to present); Director and Advisory Board Member, Deutsche Bank North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004 to 2012)

Bruce W. Duncan (1951) 2013 [181]	President, Chief Executive Officer, and Director, First Industrial Realty Trust, an owner and operator of industrial properties (2009 to present); Chairman of the Board (2005 to present) and Director (1999 to present), Starwood Hotels & Resorts, a hotel and leisure company

Robert J. Gerrard, Jr. (1952) 2012 [181]	Chairman of Compensation Committee and Director, Syniverse Holdings, Inc., a provider of wireless voice and data services for telecommunications companies (2008 to 2011); Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to present)

Paul F. McBride (1956) 2013 [181]	Former Company Officer and Senior Vice President, Human Resources and Corporate Initiatives, Black & Decker Corporation (2004 to 2010)

Cecilia E. Rouse, Ph.D. (1963) 2012 [181]	Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic Research’s Labor Studies Program (2011 to present); Member, President’s Council of Economic Advisers (2009 to 2011); Chair of Committee on the Status of Minority Groups in the Economic Profession, American Economic Association (2012 to present)

John G. Schreiber (1946) 2001 [181]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder and Partner, Blackstone Real Estate Advisors, L.P. (1992 to present); Director, General Growth Properties, Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate financial company (2012 to present); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2013 to present); Director, Hudson Pacific Properties (2014 to present)

Mark R. Tercek (1957) 2009 [181]	President and Chief Executive Officer, The Nature Conservancy (2008 to present)

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Edward C. Bernard (1956) 2006 [181]	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman of the Board and Director, T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Chief Executive Officer, Director, and President, T. Rowe Price International and T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC (1955) 2013 [127]	Chief Investment Officer, Director, and Vice President, T. Rowe Price; Chairman of the Board, Chief Investment Officer, Director, and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; President, Equity Series

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth) Position Held With Equity Series	Principal Occupation(s)

E. Frederick Bair, CFA, CPA (1969) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Brian W.H. Berghuis, CFA (1958) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Darrell N. Braman (1963) Vice President	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Dominic Janssens (1965) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Ian D. Kelson (1956) Vice President	Director and Vice President, T. Rowe Price International; Vice President, T. Rowe Price Group, Inc.

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John D. Linehan, CFA (1965) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953) Secretary	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

Daniel Martino, CFA (1974) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Catherine D. Mathews (1963) Treasurer and Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967) Vice President	Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Vice President and Secretary, T. Rowe Price and T. Rowe Price International; Vice President, Price Hong Kong and Price Singapore

Larry J. Puglia, CFA, CPA (1960) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John W. Ratzesberger (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; formerly, North American Head of Listed Derivatives Operation, Morgan Stanley (to 2013)

Deborah D. Seidel (1962) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Charles M. Shriver, CFA (1967) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Taymour R. Tamaddon, CFA (1976) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ken D. Uematsu, CFA (1969) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Trust Company

John F. Wakeman (1962) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jeffrey T. Zoller (1970) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,158,000 and $2,283,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Series, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 09, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 09, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date February 09, 2016